Business Combination	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Combination

Note 4 – Business Combination

On July 14, 2015, the Company acquired 100% of the capital stock of AdvanDx in the Merger in a taxable transaction. AdvanDx researches, develops and markets advanced IVD kits for the diagnosis and prevention of infectious diseases, and sells its products principally to hospitals and clinical laboratories in the United States and Europe. The Company acquired AdvanDx principally to use AdvanDx’s diagnostic capabilities with respect to MDROs and leverage AdvanDx’s relationships with hospitals and clinical laboratories to accelerate the sales of OpGen’s products and services.

Pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), Velox Acquisition Corp. merged with and into AdvanDx, Inc. with AdvanDx, Inc. surviving as a wholly owned subsidiary of the Company in accordance with the General Corporation Law of the State of Delaware. Under the terms of the Merger Agreement, the merger consideration consisted of an aggregate 681,818 shares of the Company’s common stock with a value of $2.6 million (the “Merger Consideration”), which Merger Consideration was distributed in accordance with the liquidation preferences set forth in the AdvanDx, Inc. Restated Certificate of Incorporation, as amended.

The Company accounted for its acquisition of AdvanDx by recording all tangible and intangible assets acquired and liabilities assumed at their estimated fair values on the acquisition date, with the remaining unallocated purchase price recorded as goodwill. The fair value assigned to identifiable intangible assets acquired was determined using an income approach for trade names and customer relationships, and a cost approach for technology.  The Company received carryover tax basis in the acquired assets and liabilities and no tax basis in the intangible assets (including goodwill) established on the acquisition date. As a result, the Company recognized deferred tax assets related to foreign taxing jurisdictions of $4.3 million (fully offset by a corresponding valuation allowance) and net deferred tax liabilities of $0.1 million in the U.S. taxing jurisdiction. The net deferred tax liability in the U.S. taxing jurisdiction resulted in an income tax benefit related to a reduction in the Company’s previously established valuation allowance (which reduction is accounted for outside of purchase accounting). The following represents the allocation of the purchase price (as adjusted for measurement period adjustments):

Total purchase price - fair value of common stock issued	$2,584,090
Fair value of tangible assets acquired:
Cash	$1,367,211
Receivables	536,406
Inventory	881,273
Property and equipment	245,479
Other assets	359,587
Fair value of identifiable intangible assets acquired:
Customer relationships	1,094,000
Developed technology	458,000
Trademarks and tradenames	461,000
Fair value of goodwill	600,814
Deferred tax liabilities, net	129,095
Fair value of liabilities assumed	3,290,585
$2,584,090

The total consideration paid in the acquisition exceeded the estimated fair value of the tangible and identifiable intangible assets acquired and liabilities assumed, resulting in approximately $0.6 million of goodwill. Goodwill, primarily related to expected synergies gained from combining operations, sales growth from future product offerings and customers, together with certain intangible assets that do not qualify for separate recognition, including assembled workforce, is not tax deductible.

Adjustments to goodwill

In the fourth quarter of 2015, the Company adopted new accounting guidance with respect to the accounting for measurement period adjustments resulting from business combinations. Under the new guidance, the Company is required to recognize adjustments to provisional amounts identified during the measurement period in the reporting period in which the adjustments are determined and disclose the portion of the amount recorded in current-period losses by line item that would have been recorded in previous reporting periods if the adjustment had been recognized as of the acquisition date.

During the fourth quarter of 2015, as a result of obtaining new information about facts and circumstances that existed as of the acquisition date, the Company adjusted the provisional estimated fair values of certain acquired assets and liabilities acquired in the Merger, resulting in an increase in goodwill recognized of $345,781. During the first quarter of 2016, the Company identified an additional adjustment to the provisional estimated fair values, resulting in a decrease in goodwill recognized of $36,714.

Pro Forma Disclosures (unaudited)

The following unaudited pro forma financial information summarizes the results of operations for the year ended December 31, 2015 as if the Merger had been completed as of January 1, 2015. Pro forma information primarily reflects adjustments relating to (i) elimination of the interest on AdvanDx’s outstanding debt, and (ii) the amortization of intangibles acquired. The pro forma amounts do not purport to be indicative of the results that would have actually been obtained if the acquisition occurred as of January 1, 2014 or that may be obtained in the future:

December 31,
Unaudited pro forma results	2015
Revenues	$5,231,844
Net loss	$(20,751,552)
Net loss per share	$(2.52)